                                                                    EXHIBIT 99.2



                       Waste Systems, Inc. and Subsidiary

                           September 30, 1998 and 1997

                       WASTE SYSTEMS, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS
                           SEPTEMBER 30, 1998 AND 1997
                                   (UNAUDITED)

          ASSETS                                                                        1998               1997
                                                                                        (dollars in thousands)
Current assets:
  Cash and cash equivalents.......................................................    $       2         $     68
  Restricted cash.................................................................           --              130
  Accounts receivable, net of allowance for doubtful
    accounts of $597,861 and $960,921.............................................        2,813            4,091
  Inventory.......................................................................           87               97
  Other current assets............................................................          758              732
                                                                                      ---------         --------
      Total current assets........................................................        3,660            5,118
Property, plant and equipment, at cost............................................       12,586           11,468
Less--accumulated depreciation....................................................       (3,600)          (2,905)
                                                                                      ---------         --------
      Net property, plant and equipment...........................................        8,986            8,563
Excess of cost over net assets acquired, net of accumulated
  amortization of $87,488 and $62,488.............................................          343              369
Other intangible assets, net of accumulated amortization of
  $186,380 and $111,828...........................................................          226              293
Other assets......................................................................           --                4
                                                                                      ---------         --------
Total assets......................................................................    $  13,215         $ 14,347
                                                                                      =========         ========
          LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Bank overdrafts.................................................................    $     356         $    534
  Notes payable...................................................................          642              514
  Current portion of long-term debt, unaffiliated lenders.........................        1,018              863
  Accounts payable................................................................        1,393            1,519
  Accounts payable-affiliated companies...........................................           93              386
  Accrued liabilities.............................................................          843            1,249
                                                                                      ---------         --------
      Total current liabilities...................................................        4,345            5,065
Long-term debt unaffiliated lenders, net of current portion.......................          883              860
                                                                                      ---------         --------
      Total liabilities...........................................................        5,228            5,925
Accrued stock put option..........................................................           --            1,592

Shareholders' equity:
  Common stock, no par value, 100 shares authorized,
    issued and outstanding........................................................          500              500
  Additional paid-in capital......................................................       32,196           31,206
  Accumulated deficit.............................................................      (24,709)         (24,876)
                                                                                      ---------         --------
    Total shareholders' equity....................................................        7,987            6,830
                                                                                      ---------         --------

Total liabilities and shareholders' equity.........................................   $  13,215         $ 14,347
                                                                                      =========         ========


                       WASTE SYSTEMS, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997
                                   (UNAUDITED)


                                                                                         1998              1997
                                                                                          (dollars in thousands
                                                                                         except per share amounts
                                                                                              and share data)

Revenues..........................................................................   $  14,127         $    13,978

Expenses:

  Cost of services................................................................      10,475              10,800
  Depreciation and amortization...................................................         814                 881
  Selling, general and administrative.............................................       2,555               2,746
                                                                                     ---------         -----------
     Total expenses...............................................................      13,844              14,427
                                                                                     ---------         -----------

Net income (loss) from operations.................................................         283                (449)

Other income (expense):

  Interest expense................................................................        (175)               (806)
                                                                                     ---------         -----------

Income (loss) before income taxes.................................................   $     108         $    (1,255)

Income taxes......................................................................          --                  --
                                                                                     ---------         -----------

Income (loss) before minority interest in loss of subsidiary......................         108              (1,255)

Minority interest in loss of subsidiary...........................................          43                  --
                                                                                     ---------         -----------

Net income (loss).................................................................   $     151         $    (1,255)
                                                                                     =========         ===========

Weighted average shares outstanding...............................................         100                 100
                                                                                     =========         ===========

Income (loss) per common share....................................................   $1,513.73         $(12,548.16)
                                                                                     =========         ===========


                       WASTE SYSTEMS, INC. AND SUBSIDIARY

           CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997
                                  (UNAUDITED)

                                                                                       1998              1997
                                                                                        (dollars in thousands)
Common stock:

  Balance at beginning of period..................................................   $      500         $     500

  Additional shares issued (retired)..............................................           --               --
                                                                                     ----------         ---------

  Balance at end of period........................................................   $      500         $     500

Additional paid-in capital:

  Balance at beginning of period..................................................   $   31,595         $  11,152

Conversion of stockholder debt and other liabilities
  to additional paid-in capital...................................................          601            18,775

Stockholder contributions to additional paid-in
  capital.........................................................................           --             1,279
                                                                                     ----------         ---------

  Balance at end of period........................................................   $   32,196         $  31,206

Accumulated deficit:

  Balance at beginning of period..................................................   $  (24,860)        $ (23,621)

  Net income (loss)...............................................................         151             (1,255)
                                                                                     ---------          ---------

  Balance at end of period........................................................   $  (24,709)        $ (24,876)
                                                                                     ----------         ---------

Total stockholders' equity (deficit)..............................................   $   7,987          $   6,830
                                                                                     =========          =========

                       WASTE SYSTEMS, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997
                                   (UNAUDITED)

                                                                                          1998              1997
                                                                                          (dollars in thousands)
Cash flows from operating activities:
  Net income (loss)...............................................................   $     151         $  (1,255)
  Adjustments to reconcile net loss to net cash provided by
    (used in) operating activities:
      (Gain) loss on disposal of fixed and intangible assets......................          --                18
      Depreciation and amortization...............................................         930             1,041
      (Increase) decrease in net accounts receivable..............................         746              (338)
      (Increase) in inventory.....................................................         (15)              (38)
      (Increase) in prepaid expenses..............................................        (292)             (474)
      (Increase) decrease in other current assets.................................          11               (13)
      Increase in accounts payable................................................         363               127
      Increase in accounts payable, affiliated companies..........................          67                54
      (Decrease) in accrued liabilities...........................................      (1,335)             (558)
      Gain on foreign currency transaction........................................          --               (39)
      Minority interest in loss of subsidiary.....................................         (43)               --
                                                                                     ---------         ---------
        Total adjustments.........................................................         432              (220)
                                                                                     ---------         ---------
        Net cash provided by (used in) operating activities.......................         583            (1,475)

Cash flows from investing activities:
  Proceeds from sale of property, plant and equipment.............................          99               233
  Purchase of property, plant and equipment.......................................      (1,411)             (372)
                                                                                     ---------         ---------
        Net cash (used in) investing activities...................................      (1,312)             (139)

Cash flows from financing activities:
  Increase in bank overdrafts.....................................................         199                --
  Proceeds from issuance of notes payable.........................................       1,088               942
  Principal reduction of notes payable............................................        (663)          (13,496)
  Reduction of put option.........................................................          --              (105)
  Proceeds from issuance of long-term debt, unaffiliated lenders..................         633                --
  Reduction of long-term debt, unaffiliated lenders...............................      (1,092)           (1,186)
  Proceeds from issuance of note payable to majority shareholders.................         557            14,216
  Contributed capital.............................................................          --             1,279
  Other...........................................................................         (35)               --
                                                                                     ---------          --------
        Net cash provided by financing activities.................................         687             1,650
                                                                                     ---------         ---------
Net increase (decrease) in cash and cash equivalents..............................         (42)               36
Cash and cash equivalents, beginning of period....................................          44                32
                                                                                     ---------         ---------
Cash and cash equivalents, end of period..........................................   $       2         $      68
                                                                                     =========         =========


                       WASTE SYSTEMS, INC. AND SUBSIDIARY

                             SELECTED INFORMATION -
                   SUBSTANTIALLY ALL DISCLOSURES REQUIRED BY
                    GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
                                ARE NOT INCLUDED

                          SEPTEMBER 30, 1998 AND 1997
                                  (UNAUDITED)



1.   PRINCIPLES OF CONSOLIDATION

     The accompanying financial statements present the consolidated accounts of Waste Systems, Inc. ("WSI" or the "Company") and its majority-owned subsidiary, 3CI Complete Compliance Corporation ("3CI" or "Subsidiary"). WSI was owned by a group of German corporate investors and has a year ending on December 31. 3CI's year ends on September 30. All significant intercompany accounts and transactions have been eliminated in consolidation. 3CI has suffered recurring net losses. Such losses have exceeded the minority interest's equity capital. Under generally accepted accounting principles, such excess losses are charged against the majority interest. If the losses reverse in later years, the majority interest will be credited with the amount of minority interest losses previously absorbed before credit is made to the minority interests.

2.   BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. As applicable under such regulations, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The Company believes that the presentation and disclosures herein are adequate to make the information not misleading and that the financial statements reflect all adjustments that are of a normal recurring nature which are necessary for a fair presentation of these financial statements. These financial statements should be read in conjunction with the Company's consolidated financial statements and notes thereto for the year ended December 31, 1997.

3.   BUSINESS CONDITIONS

     3CI has historically funded its operations, acquisitions and debt service through cash advances from its majority shareholder, WSI. As a result of 3CI's prior expansion and program of acquisitions, it has experienced liquidity deficiencies.

     3CI has continued to have discussions with third party lenders to obtain an alternative source of financing apart from WSI. In the event 3CI and WSI do not come to a resolution on the restructuring of the 1995 Note and 3CI is unable to obtain alternative financing, there can be no assurance that 3CI will be able to meet its obligations as they become due or realize the recorded value of its assets.

     The nature and level of competition in the medical waste industry has remained high for several years. This condition has produced aggressive price competition and results in pressures on profit margins. The Company competes against companies which have access to greater capital resources. In order to effectively compete in the industry on a long-term basis and fully realize its business strategy, 3CI will require additional and continued financing and other assistance from its current majority shareholder and, if available, from outside sources. There is no assurance that adequate funds for these purposes will be available when needed or, if available, on terms acceptable to 3CI.

                       WASTE SYSTEMS, INC. AND SUBSIDIARY

                             SELECTED INFORMATION -
                   SUBSTANTIALLY ALL DISCLOSURES REQUIRED BY
                    GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
                                ARE NOT INCLUDED

                          SEPTEMBER 30, 1998 AND 1997
                                  (UNAUDITED)



4.   OTHER EVENTS

     The James T. Rash, et al. v. Waste Systems, Inc., et al. suit (see Note 13 to the Company's consolidated financial statements for the year ended December 31, 1997) has been settled. Court approval of such settlement was received in February 1998. Pursuant to the settlement, 3CI has agreed to
     (i) transfer 78,014 shares of its Common Stock into escrow for later conveyance to the plaintiffs, (ii) transfer warrants for 1,002,964 shares of 3CI Common Stock into escrow for later conveyance to the plaintiffs, on the basis of one warrant for every three shares of 3CI Common Stock owned, that are exercisable for two years from the effective date of the Settlement Agreement at a price of $1.50 per share, (iii) pay $425,000 into an escrow account to pay the plaintiffs' attorneys' fees, and (iv) obtain SEC approval, if necessary, to convert the 1,000,000 shares of 3CI Series A Preferred Stock into 7,000,000 shares of 3CI Series B Convertible Preferred Stock ("Series B Preferred Stock"). Pursuant to the terms of the Settlement Agreement, $425,469 has been paid to the plaintiffs' attorneys' for fees and 78,014 shares of 3CI Common Stock and warrants for 1,002,964 shares of 3CI Common Stock have been placed in escrow for subsequent conveyance to the plaintiffs.

     3CI, as authorized by the necessary approvals of the Board of Directors and the 3CI's majority stockholder (WSI), has approved the adoption of an amendment (the "Amendment") to 3CI's Certificate of Incorporation, as amended, to (i) increase the authorized preferred stock of 3CI from 1,000,000 shares to 16,050,000 shares, and (ii) increase the authorized common stock, par value $.01 per share ("Common Stock"), of 3CI from 15,000,000 shares to 40,450,000 shares. The Amendment was adopted to facilitate (i) the conversion of $7,000,000 of debt (the "Debt Conversion") owed by 3CI to WSI, 3CI's largest stockholder, in exchange for 1,000,000 shares of 3CI's Series A Preferred stock, (ii) the exchange of the Series A Preferred Stock for 7,000,000 shares of 3CI's Series B Preferred Stock, and
     (iii) the conversion of an additional $750,000 of debt owed by 3CI to WSI to 750,000 shares of the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock").

     3CI has filed a Registration Statement (Form S-1) with the Securities and Exchange Commission to register 1,518,434 additional shares of its Common Stock. On about February 27, 1998, an Information Statement was mailed to 3CI's stockholders informing them of the previous approval by the Board of Directors of 3CI of the corporate actions referred to above and their subsequent adoption by the majority stockholder of 3CI.

     On or about October 1, 1998, Stericycle, Inc., a Delaware corporation with its principal offices in Deerfield, Illinois, purchased all of the issued and outstanding shares of stock of WSI. The purchase price for the WSI shares was $10,000,000 in cash. Upon completion of the transaction, WSI became a wholly-owned subsidiary of Stericycle, Inc. Stericycle is engaged in the business of collecting, transporting, treating and disposing of regulated medical waste. It has developed a proprietary treatment technology known as electro-thermal deactivation ("ETD"). As a part of the purchase transaction, Stericycle granted to the sellers certain exclusive negotiation and first refusal rights in respect of medical waste treatment units utilizing Stericycle's ETD technology.

                       WASTE SYSTEMS, INC. AND SUBSIDIARY

                             SELECTED INFORMATION -
                   SUBSTANTIALLY ALL DISCLOSURES REQUIRED BY
                    GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
                                ARE NOT INCLUDED

                          SEPTEMBER 30, 1998 AND 1997
                                  (UNAUDITED)


4.   OTHER EVENTS (CONTINUED)

     On October 1, 1998, the Revolving Promissory Note dated September 30, 1995 (between 3CI and WSI) in the maximum principal amount of $8,000,000 ("Original Note") was amended and restated in its entirety. 3CI made a new secured promissory note in the amount of $5,487,308 due on or before September 30, 1999. The note may be extended to a date not later than September 30, 2000. The note bears interest at prime plus 2% and the interest is payable quarterly. The security documents relating to the original note remain in full force and effect. The note places certain restrictions and financial covenants on 3CI.